                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 26, 1997
                                                        -----------------


                        PERSONNEL GROUP OF AMERICA, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                  001-13956                   56-1930691
----------------------------        ------------             -------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)


                          6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

Item 2.           Acquisition or Disposition of Assets.

         On December 26, 1997, Personnel Group of America, Inc. (the "Company") completed the sale of its Nursefinders division to Nursefinders Acquisition Corp. (the "Purchaser"), a corporation organized by Atlantic Medical Management, L.L.C. and CIBC Capital Partners, for $65.25 million. Of such amount, $34.6 million was paid by delivery by the Purchaser of its promissory note in the principal amount of $34.6 million due upon the earlier of January 31, 1998 or the completion by the Purchaser of permanent debt financing. The promissory note bears interest at a rate of 12% per annum through January 16, 1998 and 14% per annum thereafter and is secured by a pledge of the stock of the Nursefinders division sold to the Purchaser.

         On December 29, 1997, the Company issued a press release announcing the completion of the sale of the Nursefinders division. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Financial statements are not required.

         (b)      Pro Forma Financial Information

                  Pro forma financial information will be filed by amendment hereto within the period required under Item 7(a)(4) of Form 8-K.

         (c)      Exhibits

                  Exhibit 2.1  --   Stock Purchase Agreement dated as of
                                    November 15, 1997 among Nursefinders
                                    Acquisition Corp., Nursefinders, Inc. and
                                    PFI Corp. (The Company agrees to furnish supplementally to the Commission upon request any schedule or exhibit to Exhibit
                                    2.1, which have been omitted.)

                  Exhibit 2.2  --   Letter dated December 26, 1997 from
                                    Nursefinders Acquisition Corp. to PFI Corp.
                                    waiving certain closing conditions.

                  Exhibit 2.3  --   Letter agreement dated December 26, 1997
                                    between Nursefinders Acquisition Corp. and
                                    PFI Corp. with respect to the payment of a portion of the purchase price by delivery of a promissory note.

                  Exhibit 99.1  --  Press release of Personnel Group of America,
                                    Inc. dated December 29, 1997.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 1997

                                      PERSONNEL GROUP OF AMERICA, INC.


                                      By: /s/ Ken R. Bramlett
                                          --------------------------------------
                                          Ken R. Bramlett
                                          Senior Vice President and
                                          General Counsel

                                  EXHIBIT INDEX


         Exhibit No.                Exhibit
         -----------                -------

         Exhibit 2.1 Stock Purchase Agreement dated as of November 15, 1997 among Nursefinders Acquisition Corp., Nursefinders, Inc. and PFI Corp.

         Exhibit 2.2 Letter dated December 26, 1997 from Nursefinders Acquisition Corp. to PFI Corp. waiving certain closing conditions.

         Exhibit 2.3 Letter agreement dated December 26, 1997 between Nursefinders Acquisition Corp. and PFI Corp. with respect to the payment of a portion of the purchase price by delivery of a promissory note.

         Exhibit 99.1 Press release of Personnel Group of America, Inc. dated December 29, 1997.